SECURITY AGREEMENT

         This Security Agreement dated September 1, 1999, by and between KOS PHARMACEUTICALS, INC., a Florida corporation having a principal place of business at 1001 Brickell Bay Drive, 25th Floor, Miami, FL 33131 (hereinafter called the "Borrower") and MICHAEL JAHARIS, an individual residing in South Norwalk, Connecticut(hereinafter called the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Lender has agreed to make a loan in the amount of $50,000,000.00 (the "$50,000,000 Loan") as more fully described and set forth in a loan agreement of even date herewith between the Lender and the Borrower (the "Loan Agreement"); and

         WHEREAS, the Lender previously entered into a Revolving Credit and Loan Agreement dated as of July 1, 1998 with Borrower (the "Unsecured Credit Agreement") whereby Lender agreed to extend an unsecured line of credit to Borrower in the maximum principal amount of $30,000,000 (the "$30,000,000 Loan"), which amount is fully advanced to Borrower as of the date hereof; and

         WHEREAS, the Loan Agreement provides, in part, that the $50,000,000 Loan and the $30,000,000 Loan shall be secured by a blanket lien upon all personal property owned by Borrower;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Loan Agreement, and One ($1.00) Dollar, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

         1. Grant of Security Interest. (a) The Borrower hereby grants to Lender a security interest (the "Security Interest") in all accounts, accounts receivable and contract rights, inventory, equipment and machinery, trademarks, trade names and service marks, patents, licenses, chattel paper, instruments, documents, letters of credit and general intangibles, and all proceeds of any of the foregoing, all as more particularly described on Schedule A attached hereto and made a part hereof (the "Collateral"), to secure the performance of the following obligations of the Borrower (hereinafter collectively referred to as the "Indebtedness"):

                  (i) Borrower's liabilities and obligations under the Loan Documents as defined in paragraph 5(b) below;

                  (ii) Borrower's liabilities and obligations under the $30,000,000 Loan, the Unsecured Credit Agreement and any and all documents executed in connection therewith (collectively, the "$30,000,000 Loan Documentation"); and

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                  (iii)    Any other obligations of the Borrower in favor of
                           Lender which may now exist or which may hereinafter arise pursuant to any future loan transaction between the Borrower and the Lender.

         (b) The Borrower is hereby deemed a "debtor" and the Lender is hereby deemed a "secured party" as those terms are used in the Connecticut Uniform Commercial Code.

         2. Covenants and Warranties of the Borrower. The Borrower hereby warrants and covenants:

            (a) That except for the security interest granted hereby, and the Security Interests shown on Schedule B attached hereto and made a part hereof, the Borrower:

            (i) is the owner of the Collateral, free and clear of any lien, security interest, encumbrance or claim of right,

            (ii) shall defend the Collateral against any and all claims and demands of all persons at any time claiming the same or any interest therein, and

            (iii) shall execute and deliver to the Lender such financing statements, or other documents as the Lender may at any time or from time to time reasonably require or which may be necessary or appropriate to establish and maintain a valid and enforceable security interest in the Collateral as security for the Indebtedness, subject to no prior security interests or encumbrances.

            (b) That the Collateral shall be kept only at the Borrower's principal place of business at 1001 Brickell Bay Drive, 25th Floor, Miami, FL 33131 and at the locations, if any, set forth on Schedule C, attached hereto and made a part hereof (collectively, the "Premises") except as required in the ordinary course of business; that the Borrower will promptly notify the Lender of any change in the location of the Collateral, and that the Borrower will not remove the Collateral from the Premises, except as hereinbefore or hereafter permitted, without the written consent of the Lender.

            (c) That the Borrower shall immediately notify the Lender in writing of any change in or discontinuance of any of the Borrower's places of business or other facilities listed in this Security Agreement, including any schedules attached hereto.

            (d) That the Borrower will not sell or offer to sell or otherwise transfer the Collateral or any interest therein without written consent of the Lender, except that the Borrower may, at the Borrower's own expense, in the ordinary course of business, sell any of the inventory normally held by the Borrower for such purpose, and use and consume, in the ordinary course of business, any raw materials, supplies and materials normally held by the Borrower for such

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purpose. Unless an Event of Default (as hereinafter defined) has occurred and is continuing, the Borrower shall have the right, without the consent of the Lender, to remove and dispose of, free from the Security Interest of this Agreement, such Collateral as from time to time may become worn or obsolete or no longer usable in the Borrower's business, provided that if any such Collateral is replaced with other property, such other property shall be deemed to be subject to this Security Agreement.

            (e) That the Borrower shall have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, and other risks as the Lender may require and, in the case of motor vehicles, collision, and provide the Lender with a copy of such policies containing such terms, in such form, for such periods and written by such companies as may be satisfactory to the Lender, such insurance naming the Lender as an additional insured or loss payee; that all policies of insurance shall provide for thirty (30) days' written minimum cancellation notice to the Lender and at the request of the Lender shall be delivered to and held by the Lender; and that the Lender may act as attorney-in-fact for the Borrower in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts in accordance with the terms and conditions set forth in the Loan Agreement.

            (f) That the Borrower shall keep the Collateral free and clear of any lien, security interest or encumbrance other than that granted herein and those set forth in the attached Schedule B, and in good order and repair and shall not waste or destroy the Collateral in violation of any statute or ordinance; and that the Lender may examine and inspect the Collateral during normal business hours at any time, wherever located, in accordance with Section 6.01(f) of the Loan Agreement.

            (g) That the Borrower shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation, except as otherwise provided pursuant to Section 6.02(a)(ii) of the Loan Agreement.

            (h) That the Borrower is a corporation duly organized and existing under the laws of the State of Florida, that the execution, delivery and performance hereof are within the Borrower's corporate powers, have been duly authorized, are not in contravention of any law, the Borrower's charter, bylaws, or any indenture or undertaking to which the Borrower is a party or by which it is bound.

            (i) That at the time any account receivable becomes subject to a Security Interest in favor of the Lender: said account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor named therein (the "Account Debtor") for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by the Borrower with or for the Account Debtor; no agreement under which any extraordinary deduction or discount may be claimed shall have been made with the Account Debtor of any such account except as disclosed in writing to the Lender; and the Borrower shall be the lawful owner of all such accounts and

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shall have good right to pledge, sell, assign and transfer the same and to subject the same to a Security Interest in favor of the Lender. No such account shall have been or shall thereafter be sold, assigned or transferred to any person other than the Lender or in any way encumbered except to the Lender and the Borrower shall defend the same against the lawful claims and demands of all persons.

            (j) That the Borrower shall immediately notify the Lender of all cases involving the return, rejection, repossession, loss or damage of or to merchandise covered by accounts receivable, except in the ordinary course of the Borrower's business; of any request for credit or adjustment or replacement merchandise or other dispute arising with respect to accounts receivable, except in the ordinary course of the Borrower's business; and generally of all extraordinary happenings and events affecting accounts receivable or the value or amount thereof, if, within sixty (60) days after the extraordinary event, the matter at issue has not been satisfactorily resolved.

            (k) That the Borrower shall at all reasonable times and from time to time allow the Lender, by or through any of its officers, agents or accountants, to inspect the Collateral and to examine, inspect or make extracts from the Borrower's books and records in accordance with Section 6.01(f) of the Loan Agreement and to arrange for verification of accounts receivable, under reasonable procedures, directly with account debtors or by other methods; shall furnish to the Lender upon request additional statements of any accounts receivable, together with all notes or other papers evidencing the same and any guaranty, securities or other documents or information relating thereto; shall furnish such reports, in form satisfactory to the Lender, as to its accounts receivable as may be requested by the Lender under this Security Agreement or under the Loan Agreement, and shall perform, execute or deliver all such additional and further acts, deeds, assurances and instruments as may be required to vest in and assure to the Lender its perfected rights hereunder and in any Collateral.

         3. Lender's Rights to Discharge Encumbrances, Etc. At its option, either after an Event of Default has occurred and is continuing or after the Borrower fails to take such action or make such payment or to contest such action or payment in good faith as hereinafter stated within fifteen (15) days after notice thereof given by the Lender to the Borrower, Lender may discharge taxes, liens or security interests or other third party encumbrances at any times levied or placed on the Collateral, and may pay for insurance and the maintenance and preservation of the Collateral; provided that, if Borrower contests such action or payment and Borrower reserves for any such potential liability in accordance with standard accounting practices the Lender shall not have the right to discharge such lien. The Lender shall have no obligation to the Borrower to make any such expenditures nor shall the making thereof relieve the Borrower of any default provision contained in this Security Agreement, the Loan Agreement, the note evidencing the $50,000,000 Loan (the "Note"), or any other Loan Document (as hereinafter defined) or contained in the $30,000,000 Loan Documentation. Any such payments made under this Paragraph 3 and not reimbursed by the Borrower within ten (10) days of demand therefor shall be added to the outstanding principal balance of the $50,000,000 Loan, at the Lender's option. The total amount of additional payments so made by the Lender and not otherwise reimbursed by

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the Borrower shall be secured by this Security Agreement in the same manner as this Security Agreement secures the repayment of the Indebtedness.

         4. Rights Prior to Default. Until an Event of Default, the Borrower may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement, the Loan Agreement or any other Loan Documents, and not inconsistent with any policy of insurance thereon.

         5. Default. The Borrower shall be in default under this Security Agreement upon the happening (an "Event of Default") of any of the following events or conditions:

            (a) failure to make any payments within ten (10) days after such payment is due, or failure to perform any of the obligations required, or comply with any covenant, under this Security Agreement within thirty (30) days after notice thereof has been given by Lender to Borrower;

            (b) the occurrence of any event of default (and the expiration of applicable cure periods, if any) by the Borrower under any of the instruments executed in connection with the $50,000,000 Loan, which instruments include, without limitation, the Loan Agreement, the Note, the Patent, Trademark and License Security Agreement of even date herewith (the "Patent Security Agreement"), the Registration Rights Agreement of even date herewith and such other documentation as may be executed in connection with the $50,000,000 Loan together with any subsequent amendments or modifications thereto (collectively, the "Loan Documents").

         6. Rights of Lender Upon Default. (a) Without limiting the rights of the Lender as contained in the Loan Agreement and the Patent Security Agreement, upon an Event of Default and at any time thereafter (a "Post-Default Period") the Lender shall have the remedies of a secured party under the Connecticut Uniform Commercial Code, or the law of another jurisdiction if it shall be applicable, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, without legal process, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, provided such entry shall be done lawfully. During a Post-Default Period, the Borrower shall, at the request of the Lender, notify the Account Debtors of the Security Interest of the Lender in any account, and will indicate on all billings to the Account Debtors that the accounts are payable to the Lender. Notwithstanding the foregoing sentence, the Lender may so notify the Account Debtors during a Post-Default Period of the Security Interest of the Lender in any account, and direct the Account Debtors to pay the accounts to the Lender. Any proceeds of accounts thereafter received by the Borrower shall be turned over to the Lender daily in the exact form in which they are received.

            (b) The Lender may require the Borrower during a Post-Default Period to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline rapidly in value or is of a type customarily sold on a recognized market, the

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Lender will give the Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower shown in paragraph 2(b) hereof at least five days before the time of the scheduled sale or disposition. The Borrower shall be and remain liable for any deficiency remaining after applying the proceeds of disposition first to the reasonable expenses of repossessing, holding, preparing for and executing the sale, reasonable attorney's fees and legal expenses incurred by the Lender in connection therewith, and then to the satisfaction of the indebtedness secured hereunder.

         7. Perfection.

            (a) The Security Interest granted herein shall, to the extent provided by applicable law, be perfected by the filing of a UCC-1 Financing Statement, duly executed by the Borrower and the Lender, with the Secretary of the State of Florida, and any other filing office which the Lender in its sole discretion deems appropriate. The failure of Lender at any time to perfect its Security Interest in any part of the Collateral shall not constitute a waiver of its right to perfect such interest at a later date. Borrower shall cooperate in all respects with Lender in the perfection of Lender's Security Interests granted herein or in any other Loan Document, including without limitation executing such other financing statements, notices and documents and furnishing to Lender such other information as Lender shall request in order to perfect its Security Interest in any of the Collateral.

            (b) At the request of Lender made at any time during the term of the $50,000,000 Loan or the $30,000,000 Loan for any reason, Borrower shall execute a mortgage and conveyance of patents, trademarks, licenses and other proprietary rights in favor of Lender, in form acceptable for filing with the U.S. Patent and Trademark Office in accordance with 35 U.S.C. ss.261. Such mortgage and conveyance shall be on substantially the same terms as the Patent Security Agreement, except that such mortgage and conveyance shall provide for the absolute mortgaging and conveyancing of such rights, subject to defeasance by Borrower upon payment of the indebtedness and the satisfaction of the obligations hereby secured. Lender is hereby authorized to file such mortgage and conveyance with the U.S. Patent and Trademark Office.

            (c) Borrower hereby irrevocably constitutes and appoints the Lender, with full power of substitution, as its true and lawful attorney-in-fact, with power, in the name of the attorney-in-fact or in the name of Borrower, to take action on its behalf in carrying out the terms of this Section 7, including without limitation to execute and record financing statements and to execute and record with the U.S. Patent and Trademark Office a mortgage and conveyance of patents, trademarks, licenses and other proprietary rights in favor of Lender as provided herein. Lender hereby acknowledges that this grant of a power-of-attorney is coupled with an interest and ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Indebtedness secured hereby shall have been paid in full and all financing arrangements between Borrower and Lender with respect to the $50,000,000 Loan and the $30,000,000 Loan have been terminated. Borrower acknowledges and

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agrees that the grant of this power of attorney is not intended to limit or restrict in any way the rights and remedies of Lender under the other Loan Documents, but rather is intended to facilitate the exercise of such rights and remedies.

         8. Forbearance Not a Waiver. No forbearance on the part of the Lender to take action upon an Event of Default shall operate as a waiver of any other Event of Default or of the same Event of Default on a future occasion.

         9. Modification. This Security Agreement may not be modified or amended except by a writing signed by both the Borrower and the Lender.

         10. Patent Security Agreement. This Agreement is supplemental to the Patent Security Agreement, and the Lender may exercise its rights under both agreements collectively or under each agreement independent of the other.

         11. Severability. A provision of this Security Agreement deemed invalid or unenforceable under any applicable law shall not serve to invalidate the remainder of this Security Agreement.

         12. Construction. This Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Connecticut.

         13. Binding Effect. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind its heirs, personal representatives, successors and assigns.

         14. Headings. Headings are for convenience only and shall not be deemed part of this Security Agreement.

         15. Borrower Waivers. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND MAKES THE FOLLOWING WAIVERS:

         A. THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS, NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAWS.

         B.       THE BORROWER HEREBY WAIVES THE RIGHT TO A JURY TRIAL.

         C. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED

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         WITHIN THE STATE OF FLORIDA OR CONNECTICUT AND WAIVES ANY OBJECTION
         WHICH THE BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS, TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 9.02 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE BORROWER'S ADDRESS. THE BORROWER WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH, MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SECTION AFFECTS THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         D. THE BORROWER HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING AGAINST THE LENDER IN THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE STATE OF FLORIDA UNLESS THE LENDER EXPRESSLY CONSENTS THERETO IN WRITING.

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         IN WITNESS WHEREOF, the parties have signed and delivered this agreement on the day and year first above written.

                            BORROWER:

                            KOS PHARMACEUTICALS, INC.

                            By:  /s/ Daniel M. Bell
                               -------------------------------------------
                            Name:    Daniel M. Bell
                            Title:   President and Chief Executive Officer

                            LENDER:

                            /s/ Michael Jaharis
                            ---------------------------
                            MICHAEL JAHARIS

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                                   SCHEDULE A

DEBTOR/BORROWER: KOS PHARMACEUTICALS, INC.
SECURED PARTY/LENDER: MICHAEL JAHARIS

For purposes of this Security Agreement, the term "Collateral" shall mean all right, title and interest in and to any and all tangible property (other than real property), accounts, accounts receivable and contract rights, inventory, equipment and machinery, trademarks, trade names and service marks, patents, licenses, chattel paper, instruments, documents, letters of credit and general intangibles, and whether now owned or hereafter acquired by the Borrower (to be used interchangeably with the term "Debtor" as that term is defined or understood under the Connecticut Uniform Commercial Code) wherever located, and any additions and accessions thereto and replacements and renewals thereof, and all proceeds of any of the foregoing, including, without limitation:

8. ACCOUNTS - All presently owned and hereafter acquired accounts, accounts receivable, contract rights, bills, acceptances, and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by the Borrower; together with any property evidencing or relating to the Accounts (such as guaranties, credit insurance, Letters of Credit), any security for the Accounts, all books and records relating thereto, and all Proceeds of any of the foregoing, including returned or reclaimed inventory.

9. INVENTORY - All presently owned and hereafter acquired inventory of every nature, kind, and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; and all goods and inventory returned, reclaimed or repossessed, together with all Proceeds of any of the foregoing.

10. EQUIPMENT - All presently owned and hereafter acquired equipment, whether or not affixed to realty, including, without limitation, trucks, trailers, motors, tools, dies, parts, jigs, goods, accessories, handling and delivery equipment, fixtures, improvements, office machines and furniture, together with all Proceeds of any of the foregoing, and all accessions, accessories, replacements and the rights of the Borrower under any manufacturer's warranties relating to the foregoing.

11. CHATTEL PAPER - All presently owned and hereafter acquired chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, together with all Proceeds of any of the foregoing.

5. INSTRUMENTS - All presently owned and hereafter acquired instruments, including, without limitation, bills of exchange, notes, and all negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is

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         in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all Proceeds of any of the foregoing.

6. DOCUMENTS - All presently owned and hereafter acquired documents, including, but not limited to, documents of title (as that term is defined in the Uniform Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in
         Article 7 of the Connecticut Uniform Commercial Code, together with all Proceeds of any of the foregoing.

7. LETTERS OF CREDIT - All letters of credit under which Borrower is or hereafter will be the customer or the beneficiary, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit, together with all Proceeds of any of the foregoing.

8. GENERAL INTANGIBLES - All presently owned and hereafter acquired general intangibles, including, without limitation, any personal property, choses in action, causes of action, designs, plans, Goodwill, tax refunds, Licenses, franchises, Patents, Trademarks, trade secrets, know-how, rights of Borrower to and interests of Borrower in research and development of the Borrower, copyrights, and customer lists, and all rights under license agreements for use of the same, together with all Proceeds of any of the foregoing.

9. PATENTS - All presently owned and hereafter acquired patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, those patents listed on Schedule A-1 attached hereto and made a part hereof, and any and all patents, patent applications and other rights and interests in and to the Borrower's products Niaspan/registered mark/and Nicostatin/registered mark/, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
         (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world.

10. TRADEMARKS - trademarks, service marks, trademark registrations, service mark registrations, trade names and trademark registrations, including, without limitation, the trademarks/service marks Niaspan/registered mark/ and Nicostatin/registered mark/, and (a) renewals or extensions, thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world.

11. LICENSES - license agreements with any other party, whether Borrower is a licensor or licensee under any such license agreement, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses.

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12.      GOODWILL - the goodwill of Borrower's business connected with and symbolized by the Trademarks.

13. PROCEEDS - All presently owned and hereafter acquired proceeds, as that term is defined in the Connecticut Uniform Commercial Code, including, without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the Collateral described on this Schedule A, whether cash or non-cash, all rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor.

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

                                   SCHEDULE B
                               Exceptions to Title

1. Debt under Master Equipment Lease No. E119 dated April 15, 1998 with Essex Capital, Inc. (assigned to Gramercy Leasing Services, Inc.)

2. Debt under Equipment Lease Agreement with Vendor Lease Management Group for lease of 238 Mobile Pro 750C H/PC, S1424-04A03

3. $3,000,000 Letter of Credit Agreement dated July 17, 1999 with First Union National Bank.

4. $30,000,000 Revolving Credit and Loan Agreement dated as of July 1, 1998 payable to Lender.

5. Leases with Copyco dated June 26, 1997, July 31, 1997, August 13, 1997, September 30, 1997, December 10, 1997 and one undated lease for Toshiba office equipment and LAN software equipment subsequently assigned to AT&T Capital Leasing.

6. Leases with Copyco dated March 17, 1998, March 23, 1998 and March 24, 1998 for Toshiba office equipment subsequently assigned to AT&T Capital Leasing.

7.       Lease with Danka dated June 10, 1996 for Canon office equipment.

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                                   SCHEDULE C

                       Additional Locations of Collateral

I.       Facilities Leased by KOS Pharmaceuticals, Inc.

                  Location                 Facility Use
                  --------                 ------------

1.     14875 N.W. 77 Avenue                Offices for Research and
       Miami Lakes, FL 33016               Development Admin.

2.     18 Mayfield Avenue                  Aerosol Research and
       Campus Plaza 9                      Development, Production,
       Raritan Center                      and Admin. Offices
       Edison, NJ  08837

3.     2 Oakwood Blvd.                     Research and Development
       Suites 140 and 150                  Production, and Admin.
       Hollywood, FL  33020                Offices

4.     200 Oakwood Lane                    Research and Development
       Suite 100                           Production, and Admin.
       Hollywood, FL  33020                Offices

II. Other Facilities Where Company Assets Are Held

1.     DDN/Obergfel, LLC                   Storage, Distribution of
       4580 Mendenhall Road                Niaspan
       Suite 101
       Memphis, TN  38141

2.     International Laboratories, Inc.    Bulk Niaspan Tablets,
       2350 31st Street South              Finished Niaspan Bottles
       St. Petersburg, FL  33712

3.     J. Knipper and Company, Inc.        Niaspan samples
       150 Oberline Avenue South
       Lakewood, NJ  08701

4.     Packaging Coordinators, Inc.        Raw materials, Packaging
       3001 Red Lion Road                  Components, Bulk Niaspan
       Philadelphia, PA 19114              Tablets

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